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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): SEPTEMBER 24, 2001



                          FOREST CITY ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in its Charter)



            OHIO                           1-4372                34-0863886
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


         50 PUBLIC SQUARE, SUITE 1100
         CLEVELAND, OHIO                                          44113-2267
         (Address of Principal Executive Offices)                 (Zip Code)

         Registrant's telephone number, including area code:  (216) 621-6060



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ITEM 5.  OTHER EVENTS.

         On September 24, 2001, Forest City Enterprises, Inc. (the "Company") announced it had agreed to sell 2.6 million shares of its Class A Common Stock pursuant to a shelf registration statement on Form S-3 (Reg. No. 333-41437) previously declared effective. In connection therewith, the opinion of counsel is filed herewith and is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:
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     Exhibit
      Number        Description
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       5.1          Opinion of Jones, Day, Reavis & Pogue.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOREST CITY ENTERPRISES, INC.


                                        By: /s/ Thomas G. Smith
                                            ------------------------------------
                                            Name:   Thomas G. Smith
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer


Date: September 26, 2001









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                                INDEX TO EXHIBITS

           Exhibit
           Number              Description
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            5.1                Opinion of Jones, Day, Reavis & Pogue.